                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

--------------------------------------------------------------------------------

                           FORM 8-K (Amendment No. 2)

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): February 26, 2003

                         Commission file number 1-12215

                         Quest Diagnostics Incorporated
                               One Malcolm Avenue
                               Teterboro, NJ 07608
                                 (201) 393-5000

                                    Delaware
                            (State of Incorporation)

                                   16-1387862
                     (I.R.S. Employer Identification Number)

On March 13, 2003, Quest Diagnostics filed a Current Report on Form 8-K under
Item 2 and Item 7 thereof (the "Initial 8-K") relating to its acquisition of Unilab Corporation which was completed on February 28, 2003. The Initial 8-K contained the historical financial statements of Unilab Corporation as of December 31, 2001 and 2002 and for the three years ended December 31, 2002.

On May 1, 2003, Quest Diagnostics filed Amendment No. 1 to the Initial 8-K to amend Item 7 thereof to add certain unaudited pro forma financial information which reflects the Unilab acquisition, namely, the unaudited pro forma combined balance sheet of Quest Diagnostics as of December 31, 2002 and the unaudited pro forma combined statement of operations of Quest Diagnostics for the year ended December 31, 2002.

Quest Diagnostics is hereby filing Amendment No. 2 to the Initial 8-K to further amend Item 7 thereof to add the unaudited pro forma combined statements of operations of Quest Diagnostics for the three months ended March 31, 2003, the six months ended June 30, 2003 and the nine months ended September 30, 2003 which reflect the Unilab acquisition. Quest Diagnostics is not making any change to the historical and pro forma financial information previously filed.

Item 7. Financial Statements and Schedules

     a.   Financial statements of businesses acquired.

          The financial statements of Unilab Corporation as of December 31, 2002 and 2001 and for the three years ended December 31, 2002, 2001 and 2000 are included as Exhibit 99.1.

     b.   Pro forma financial information.

          The unaudited pro forma combined balance sheet of Quest Diagnostics as of December 31, 2002 and the unaudited pro forma combined statement of operations of Quest Diagnostics for the year ended December 31, 2002 are included as Exhibit 99.2.

          The unaudited pro forma combined statement of operations of Quest Diagnostics for the nine months ended September 30, 2003 are included as Exhibit 99.3.

     c.   The following exhibits are filed as a part of this report on Form 8-K:

          99.1 The financial statements of Unilab Corporation as of December 31, 2002 and 2001 and for the three years ended December 31, 2002, 2001 and 2000 (filed as an Exhibit to Quest Diagnostics' Current Report on Form 8-K (Date of Report: February 26, 2003) and incorporated herein by reference)

          99.2 The unaudited pro forma combined balance sheet of Quest Diagnostics as of December 31, 2002 and the unaudited pro forma combined statement of operations of Quest Diagnostics for the year ended December 31, 2002 (filed as an Exhibit to Quest Diagnostics' Current Report on Form 8-K (Date of Report: May 1,
               2003) and incorporated herein by reference)

          99.3 The unaudited pro forma combined statements of operations of Quest Diagnostics for the three months ended March 31, 2003, the six months ended June 30, 2003 and the nine months ended September 30, 2003 (filed herewith)

                                    Signature


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           November 20, 2003

                           QUEST DIAGNOSTICS INCORPORATED



                           By:   /s/ Robert A. Hagemann
                                 ----------------------
                                     Robert A. Hagemann
                                     Senior Vice President and
                                     Chief Financial Officer